UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8‑K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 12, 2017 (December 8, 2017)

Commission File Number 0-8084

Connecticut Water Service, Inc.
(Exact name of registrant as specified in its charter)

Connecticut (State or other jurisdiction of incorporation or organization)	06-0739839 (I.R.S. Employer Identification No.)

93 West Main Street, Clinton, CT (Address of principal executive office)	06413 (Zip Code)

(860) 669-8636
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company         ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.            ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Restricted Stock Unit Awards

On December 8, 2017, the Board of Directors (“Board”) of Connecticut Water Service, Inc. (the “Company”) approved the award of restricted stock units to six (6) officers and two other employees of the Company under Section 11 of the Company’s 2014 Performance Stock Program (the “2014 PSP”).

The awards of Restricted Stock Units (“RSUs”) entitle each participant to earn a cash payment for each RSU in an amount that is equal to the fair market value (as defined in the 2014 PSP) of a share of the Company’s common stock, on the vesting date. Each RSU award is subject to a vesting schedule whereby 100% of the awarded RSUs will vest on the third anniversary of the award date, provided that the participant remains actively employed by the Company or a subsidiary thereof on each such vesting date. The RSUs may not be settled in shares of the Company’s common stock and are subject to forfeiture as described in the form of Award Agreement and in the 2014 PSP.

The 2014 PSP was previously filed as an appendix to the Company’s definitive proxy materials dated March 28, 2014. The above summary is qualified by reference in its entirety to the Form of RSU Award Agreement, a copy of which is attached hereto as Exhibit 10.1 and is hereby incorporated by reference herein.

Item 8.01    Other Events

Maine Rate Case Proceeding

On December 12, 2017, the Company issued a press release announcing that the Maine Public Utilities Commission has approved a water rate increase for customers in the Biddeford and Saco division of The Maine Water Company. A copy of the Company’s December 12, 2017 press release is filed herewith as Exhibit 99.1 and is hereby incorporated by reference herein.

Investor Presentation

From time to time, members of senior management of the Company present information about the Company to investors, analysts and other interested parties. On December 13, 2017, the Company held its third annual investor conference call and audio webcast with investors, analysts and other interested parties at 9 a.m. ET.

During the conference call, presentations about the Company's operations and strategies will be made by David C. Benoit, the Company’s Interim President and Chief Executive Officer, Senior Vice President-Finance and Chief Financial Officer, and Kristen A. Johnson, Vice President – Human Resources and Corporate Secretary. Such presentation material may be presented to investors in the future.

A Copy of the Company’s investor presentation dated December 13, 2017 is filed herewith as Exhibit 99.1 and is hereby incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

The following documents are filed herewith as exhibits hereto:

(d) Exhibits

10.1    Form of restricted stock unit award agreement, filed herewith.

99.1	Company press release regarding Maine rate case proceeding, dated December 12, 2017, filed herewith.

99.2    Company investor presentation, dated December 13, 2017, filed herewith.

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Restricted Stock Unit Award Agreement, filed herewith.
99.1	Company press release regarding Maine rate case proceeding, dated December 12, 2017, filed herewith.
99.2	Company investor presentation, dated December 13, 2017, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Connecticut Water Service, Inc. (Registrant)
Date: December 12, 2017	By: /s/ David C. Benoit David C. Benoit Interim President and Chief Executive Officer, Senior Vice President – Finance, Chief Financial Officer and Treasurer